UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 February 28, 2008 (February 27, 2008)

________________________________

NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 7.01.        Regulation FD Disclosure

On February 27, 2008, Wick Moorman, Chairman, President and Chief Executive Officer, spoke at the Reuters Manufacturing Summit in Chicago.  At the summit, Mr. Moorman said that NS thinks the U.S. housing market may not recover until some point in 2009, but that NS expects full-year 2008 freight volumes to be up 2 percent and overall freight prices to be up around 4 percent.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                SIGNATURES

                                                                            NORFOLK SOUTHERN CORPORATION

                                                                             (Registrant)

                                                                            /s/ Reginald J. Chaney

                                                                            _________________________________

                                                                            Name:  Reginald J. Chaney
                                                                            Title:    Assistant Corporate Secretary

Date:  February 28, 2008